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                     AMENDMENT TO MASTER CUSTODIAN CONTRACT

            THIS AMENDMENT TO MASTER CUSTODIAN CONTRACT is dated as of September 8, 2004, by and between State Street Bank and Trust Company
(the "Custodian") and each investment company set forth on Appendix A hereto (each such entity referred to herein as a "Fund," and any series of a Fund, "Portfolio")..

            WHEREAS, the parties hereto are parties to that certain Master Custodian Contract dated May 1, 2000, as amended (the "Master Custodian Contract"); and

            WHEREAS, the Custodian on the one hand and each Fund on the other hand desire to amend paragraph 12 to the Master Custodian Contract.

            NOW THEREFORE, for and in consideration of the mutual covenants and agreements hereinafter contained, the Custodian and each Fund on behalf of each Portfolio, severally and not jointly, hereby agree as follows:

            1. (a) Paragraph 12 of the Master Custodian Contract be and it hereby is modified in its entirety to read as follows:

                  For all expenses and services performed and to be performed by Custodian hereunder, each Fund on behalf of its respective Portfolio(s) as applicable, shall and hereby agrees to pay Custodian, severally and not jointly, such reasonable compensation as determined by the parties from time to time.

            2. Capitalized terms used but not defined herein shall have the respective meanings given to them in the Master Custodian Contract.

            3. Except as set forth in this Amendment, the Master Custodian Contract shall remain in full force and effect in accordance with its terms.

            IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and behalf by its duly authorized representative as of the date first above written.

Witnessed By:                                STATE STREET BANK AND TRUST
                                             COMPANY

/s/ Janet B. Alexander                       By: /s/ Joseph L. Hooley
------------------------                         -------------------------------
Name: Janet B. Alexander                         Name: Joseph L. Hooley

Title: Associate Counsel                         Title: Executive Vice President

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                                       AIM EQUITY FUNDS, on behalf of each of
                                       its Portfolios as identified in Appendix
                                       A hereto

                                       AIM FLOATING RATE FUND, on behalf of
                                       each of its Portfolios as identified in
                                       Appendix A hereto

                                       AIM FUNDS GROUP, on behalf of each of
                                       its Portfolios as identified in Appendix
                                       A hereto

                                       AIM GROWTH SERIES, on behalf of each of
                                       its Portfolios as identified in Appendix
                                       A hereto

                                       AIM INTERNATIONAL MUTUAL FUNDS, on behalf of each of its Portfolios as identified in Appendix A hereto

                                       AIM INVESTMENT FUNDS, on behalf of each
                                       of its Portfolios as identified in
                                       Appendix A hereto

                                       AIM INVESTMENT SECURITIES FUNDS, on
                                       behalf of each of its Portfolios as
                                       identified in Appendix A hereto

                                       AIM SELECT REAL ESTATE INCOME FUND

                                       AIM SPECIAL OPPORTUNITIES FUNDS, on
                                       behalf of each of its Portfolios as
                                       identified in Appendix A hereto

                                       AIM SUMMIT FUND

                                       AIM VARIABLE INSURANCE FUNDS, on behalf
                                       of each of its Portfolios as identified
                                       in Appendix A hereto
Witnessed By:

/s/ Lisa A. Moss                       By: /s/ Robert H. Grahan
--------------------------                 -----------------------------
Name: Lisa A. Moss                         Name: Robert H. Grahan

Title: Assistant Secretary                 Title: Chairman and President

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                                   APPENDIX A

AIM EQUITY FUNDS

      -     AIM Aggressive Growth Fund

      -     AIM Basic Value II Fund

      -     AIM Blue Chip Fund

      -     AIM Capital Development Fund

      -     AIM Charter Fund

      -     AIM Constellation Fund

      -     AIM Core Strategies Fund

      -     AIM Dent Demographic Trends Fund

      -     AIM Diversified Dividend Fund

      -     AIM Emerging Growth Fund

      -     AIM Large Cap Basic Value Fund

      -     AIM Large Cap Growth Fund

      -     AIM Mid Cap Growth Fund

      -     AIM U.S. Growth Fund

      -     AIM Weingarten Fund

AIM FLOATING RATE FUND

AIM FUNDS GROUP

      -     AIM Balanced Fund

      -     AIM Basic Balanced Fund

      -     AIM European Small Company Fund

      -     AIM Global Value Fund

      -     AIM International Emerging Growth Fund

      -     AIM Mid Cap Basic Value Fund

      -     AIM Premier Equity Fund

      -     AIM Select Equity Fund

      -     AIM Small Cap Equity Fund

AIM GROWTH SERIES

      -     AIM Aggressive Allocation Fund

      -     AIM Basic Value Fund

      -     AIM Conservative Allocation Fund

      -     AIM Global Equity Fund

      -     AIM Mid Cap Core Equity Fund

      -     AIM Moderate Allocation Fund

      -     AIM Small Cap Growth Fund

AIM  INTERNATIONAL MUTUAL FUNDS

      -     AIM Asia Pacific Growth Fund

      -     AIM European Growth Fund

      -     AIM Global Aggressive Growth Fund

      -     AIM Global Growth Fund

      -     AIM International Growth Fund

      -     INVESCO International Core Equity Fund

AIM  INVESTMENT FUNDS

      -     AIM Developing Markets Fund

      -     AIM Global Health Care Fund

      -     AIM Libra Fund

      -     AIM Trimark Fund

      -     AIM Trimark Endeavor Fund

      -     AIM Trimark Small Companies Fund

AIM INVESTMENT SECURITIES FUNDS

      -     AIM High Yield Fund

      -     AIM Income Fund

      -     AIM Intermediate Government Fund

      -     AIM Real Estate Fund

      -     AIM Short Term Bond Fund

      -     AIM Total Return Bond Fund

AIM SELECT REAL ESTATE INCOME FUND

AIM  SPECIAL OPPORTUNITIES FUNDS

      -     AIM Opportunities I Fund

      -     AIM Opportunities II Fund

      -     AIM Opportunities III Fund

AIM SUMMIT FUND

AIM  VARIABLE INSURANCE FUNDS

      -     AIM V.I. Aggressive Growth Fund

      -     AIM V.I. Balanced Fund

      -     AIM V.I. Basic Value Fund

      -     AIM V.I. Blue Chip Fund

      -     AIM V.I. Capital Appreciation Fund

      -     AIM V.I. Capital Development Fund

      -     AIM V.I. Core Equity Fund

      -     AIM V.I. Dent Demographic Trends Fund

      -     AIM V.I. Diversified Income Fund

      -     AIM V.I. Government Securities Fund

      -     AIM V.I. Growth Fund

      -     AIM V.I. High Yield Fund

      -     AIM V.I. International Growth Fund

      -     AIM V.I. Large Cap Growth Fund

      -     AIM V.I. Mid Cap Core Equity Fund

      -     AIM V.I. Premier Equity Fund

      -     AIM V.I. Real Estate Fund

      -     AIM V.I. Small Cap Equity Fund

      -     INVESCO VIF-Core Equity Fund

      -     INVESCO VIF-Dynamics Fund

      -     INVESCO VIF-Financial Services Fund

      -     INVESCO VIF-Health Sciences Fund

      -     INVESCO VIF-Leisure Fund

      -     INVESCO VIF-Small Company Growth Fund

      -     INVESCO VIF-Technology Fund

      -     INVESCO VIF-Total Return Fund

      -     INVESCO VIF-Utilities Fund

                                       A-1